UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

TRITON NETWORK SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30251	59-3434350
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

	6905 Whisperfield Drive Plano, Texas (Address of principal executive offices)	75024 (Zip Code)

Registrant’s telephone number, including area code: (407) 492-9020

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     Attached hereto as Exhibit 99.1 is a press release issued by Triton Network Systems, Inc. dated February 17, 2004, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release issued on February 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON NETWORK SYSTEMS, INC.
February 17, 2004	By:	Date:/s/ Kenneth R. Vines
Kenneth R. Vines, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on February 17, 2004.